SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 28, 2017.

MFS® Municipal High Income Fund

Effective immediately, the following language within the main section entitled "Description of Share Classes":
In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Is restated in its entirety as follows:
In addition, Class I shares are also available to other institutional investors who have entered into an agreement with MFD to purchase Class I shares and investors who purchase shares through brokerage programs of certain financial intermediaries that have entered into an agreement with MFD to offer Class I shares through such programs.

Effective immediately, the following is added to the end of the section referencing Class R6 eligibility under the main heading "Description of Share Classes":

In addition, Class R6 shares are also available to other institutional investors who have entered into an agreement with MFD to purchase Class R6 shares and investors who purchase shares through brokerage programs of certain financial intermediaries that have entered into an agreement with MFD to offer Class R6 shares through such programs.

Effective immediately, the third paragraph under the sub-section entitled "Distribution Options" under the main heading "Other Information" is restated in its entirety as follows:

Dividends and capital gain distributions for Class R6 shares automatically will be reinvested in additional shares of the fund, except certain institutional shareholders, shareholders who purchase shares through brokerage programs of certain financial intermediaries, and shareholders who purchase shares through asset-based fee programs of certain financial intermediaries may elect any of the other distribution options described above.

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